UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2026

SAFETY INSURANCE GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50070	13-4181699
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Custom House Street, Boston, Massachusetts	02110
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 951-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SAFT	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Exchange Act of 1934. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On July 23, 2026, Safety Insurance Group, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with MAPFRE U.S.A. Corp., a Massachusetts corporation (“Parent”), and Splash Merger Sub, Inc., a Delaware corporation and wholly-owned direct subsidiary of Parent (“Merger Subsidiary”), pursuant to which Merger Subsidiary will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned direct subsidiary of Parent (the “Surviving Corporation”). Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings set forth in the Merger Agreement.

The board of directors of the Company (the “Board”) has unanimously (i) determined that the Merger Agreement and the Transactions are advisable, fair to and in the best interests of the Company and its stockholders, (ii) approved and declared advisable the Merger Agreement and the Transactions, (iii) resolved to recommend that the Company’s stockholders adopt the Merger Agreement and approve the Transactions, and (iv) directed that the Merger Agreement be submitted to the Company’s stockholders for their adoption.

Effect on Capital Stock

At the effective time of the Merger (the “Effective Time”), each share of Common Stock, par value $0.01 per share, of the Company (“Company Common Stock”) outstanding as of immediately prior to the Effective Time (other than dissenting shares or any shares of Company Common Stock held by the Company as treasury stock or owned by Parent, Merger Subsidiary or any other Subsidiary of Parent or any Company Subsidiary) will be cancelled and cease to exist and converted into the right to receive $105.00 in cash, without interest (the “Merger Consideration”).

Treatment of Company Equity Awards

As of immediately prior to the Effective Time, and conditioned upon the occurrence of the Effective Time, and without any action on the part of any holder of Company RSAs, all Company RSAs which are outstanding as of immediately prior to the Effective Time will, to the extent not vested, become fully vested and will be cancelled at the Effective Time, with the former holder of such cancelled Company RSA becoming entitled to receive, in consideration of the cancellation of such Company RSA, an amount in cash, without interest and subject to deduction for any required withholding, equal to the product of (a) the Merger Consideration multiplied by (b) the number of shares of Company Common Stock subject to such Company RSA (the “Company RSA Merger Consideration”). Parent will cause the Surviving Corporation to pay the Company RSA Merger Consideration, without interest and subject to deduction for any required withholding, on the Closing Date. In addition, on the Closing Date, the Company will pay each holder of Company RSAs an amount equal to all accrued and unpaid cash dividends that would have been paid on the number of shares of Company Common Stock subject to such Company RSAs as if they had been issued and outstanding from the date of grant up to, and including, the Effective Time, less required withholdings.

Neither the Surviving Corporation nor Parent will assume any Company PSA or substitute for any Company PSA any similar award for Surviving Corporation or Parent stock in connection with the Merger or the other transactions contemplated by the Merger Agreement. As of immediately prior to the Effective Time, and conditioned upon the occurrence of the Effective Time, and without any action on the part of any holder of Company PSAs, each Company PSA will, to the extent not vested, become fully vested, provided that any performance conditions applicable to such award will be deemed to have been satisfied at the level of performance as set forth in the Company Disclosure Schedules, and will be cancelled and converted into the right to receive an amount in cash, without interest, equal to the product of (A) the Merger Consideration multiplied by (B) the applicable number of shares of Company Common Stock subject to such Company PSA (the “Company PSA Merger Consideration”). Parent will cause the Surviving Corporation to pay the Company PSA Merger Consideration, without interest and subject to deduction for any required withholding, on the Closing Date. In addition, on the Closing Date, the Company will pay each holder of Company PSAs an amount equal to all accrued and unpaid cash dividends that would have been paid on the number of so-determined earned shares of Company Common Stock subject to such Company PSAs as if they had been issued and outstanding from the date of grant up to, and including, the Effective Time, less required withholdings.

Representations, Warranties and Covenants

The Merger Agreement includes customary representations, warranties and covenants, including, among others, a covenant by the Company to, and cause the Company Subsidiaries to, (a) conduct its and their respective businesses in the ordinary course in all material respects during the interim period between the execution of the Merger Agreement and the consummation of the Merger and (b) use commercially reasonable efforts to preserve intact in all material respects its and their respective current business organizations, keep available the services of its and their respective key employees and maintain in all material respects its and their respective relations and goodwill with the persons having material business relationships with the Company or the Company Subsidiaries. The Company has also agreed not to engage in certain specified actions during the interim period unless (a) expressly required or permitted by the Merger Agreement, (b) required by applicable law, (c) disclosed in the disclosure schedules delivered by the Company to Parent concurrently with execution of the Merger Agreement or (d) consented to in writing in advance by Parent (such consent not to be unreasonably withheld, conditioned or delayed).

Parent and the Company have also agreed to cooperate with each other and use reasonable best efforts to take or cause to be taken all actions necessary, proper or advisable (subject to certain exceptions) to consummate the Merger, including cooperating to obtain the regulatory approvals necessary to complete the Merger.

No Shop

The Merger Agreement provides for customary “no-shop” restrictions under which the Company and its representatives are generally prohibited from, subject to customary exceptions and compliance with certain procedures specified in the Merger Agreement, (a) soliciting proposals relating to alternative acquisition transactions, (b) participating in any discussions or negotiations with third parties regarding alternative acquisition transactions, (c) providing any person with information with the intent to encourage or facilitate an alternative acquisition transaction or (d) approving or entering into any letter of intent or similar contract relating to an alternative acquisition transaction. The Company has further agreed to cease and cause to be terminated any existing discussions or negotiations, if any, with regard to alternative acquisition transactions.

Closing Conditions

The obligation of the parties to consummate the Merger is subject to customary closing conditions, including (a) approval by the holders of a majority of the voting power of the outstanding shares of Company Common Stock entitled to vote on the Merger, (b) the expiration or termination of the required waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, the approval of the Merger by the Massachusetts Commissioner of Insurance and certain other Governmental Approvals, and (c) the absence of Legal Restraints.

The obligation of Parent and Merger Subsidiary to consummate the Merger is subject to the satisfaction of additional customary closing conditions, including (a) the Company having performed, or complied with, in all material respects, its agreements, covenants and other obligations required to be performed or complied with by the Company under the Merger Agreement at or prior to the Closing, (b) the representations and warranties of the Company being true and correct (subject in certain instances to materiality qualifiers), and (c) there being no Company Material Adverse Effect since the date of the Company’s then-most recent periodic report.

The obligation of the Company to consummate the Merger is subject to the satisfaction of additional customary closing conditions, including (a) Parent and Merger Subsidiary having performed, or complied with, in all material respects all of their respective agreements, covenants and obligations required to be performed or complied with by each of them under the Merger Agreement at or prior to the Closing, and (b) the representations and warranties of Parent and Merger Subsidiary being true and correct (subject in certain instances to materiality qualifiers).

The consummation of the Merger will take place at a closing to be held remotely via electronic transmission of related documentation or similar means on the fifth Business Day after the satisfaction or waiver of the conditions set forth in the Merger Agreement (other than those conditions that by their nature are to be satisfied at the Closing), or at such other location, date and time as Parent and the Company may mutually agree in writing.

Termination

The Merger Agreement contains customary termination rights, including (a) by mutual written agreement of Parent and the Company, (b) by either Parent or the Company if the Merger is not consummated by July 23, 2027, subject to an automatic extension to January 23, 2028, under certain circumstances relating to the receipt of required regulatory approvals (the “Termination Date”), (c) by either Parent or the Company if the Company fails to obtain the requisite approval of its stockholders, (d) by either Parent or the Company if any Legal Restraint permanently restraining, enjoining or otherwise prohibiting consummation of the Merger becomes final and nonappealable, (e) by either the Company or Parent if the other party breaches or fails to perform any of its representations, warranties, covenants or agreements contained in the Merger Agreement in a manner that would cause the related closing conditions not to be satisfied, subject in certain cases to the right of the breaching party to cure the breach, (f) by the Company, to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal, subject to compliance with the terms of the Merger Agreement, and (g) by Parent, if the Board effects and does not withdraw a Change of Recommendation. The termination rights are also subject to certain customary exceptions as specified in the Merger Agreement.

Upon termination of the Merger Agreement, the Company, under specified circumstances, including certain terminations following the public announcement of a Competing Acquisition Transaction, termination by the Company to accept a Superior Proposal and termination by Parent if the Board effects a Change of Recommendation, will be required to pay to Parent a termination fee of $46,243,518. Additionally, Parent, under specified circumstances, including termination due to the failure to obtain certain regulatory approvals or any Legal Restraint (solely to the extent such Governmental Approval or Legal Restraint relates to any Regulatory Law) permanently enjoining consummation of the Merger or failure to receive certain required regulatory approvals by the Termination Date (in each case, if all other conditions to closing have been satisfied or waived, other than conditions that by their nature are to be satisfied at the Closing), will be required to pay the Company a termination fee of $111,755,169.

Financing Commitment

Parent has secured committed equity financing for the Merger, consisting of equity to be provided by its parent company, MAPFRE, S.A., on the terms and subject to the conditions set forth in the equity commitment letter provided by MAPFRE, S.A., the aggregate proceeds of which will be sufficient for Parent to pay the aggregate Merger Consideration, the Company RSA Merger Consideration, the Company PSA Merger Consideration, as well as certain other fees and expenses, assuming the satisfaction of all conditions to Parent and Merger Sub’s obligations to effect the Merger and all conditions to each party’s obligations to effect the Merger. In addition, MAPFRE, S.A. has agreed to fund, directly or indirectly, Parent’s payment of the Parent Termination Fee and any other monetary amounts payable by Parent or Merger Subsidiary under the Merger Agreement, subject to the limits set forth in the equity commitment letter. The Company is a direct party to the equity commitment including the right, in certain circumstances, to require MAPFRE, S.A. to fund its commitment to Parent. The receipt of financing by Parent is not a condition precedent to the completion of the Merger.

Description of Merger Agreement Not Complete

The foregoing description of the Merger Agreement and the Voting Agreements does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Merger Agreement and the above description have been included to provide investors and security holders with information regarding the terms of the Merger Agreement. They are not intended to provide any other factual information about the Company, Parent or Merger Subsidiary. The representations, warranties, covenants and other agreements contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; and may be subject to limitations agreed upon by the parties, including being qualified and modified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them. Investors should be aware that the representations, warranties, covenants and other agreements or any description thereof may not reflect the actual state of facts or condition of the Company, Parent or Merger Subsidiary. Moreover, information concerning the subject matter of the representations, warranties, covenants and other agreements may change after the date of the Merger Agreement. Further, investors should read the Merger Agreement not in isolation, but only in conjunction with the other information that the Company includes in reports, statements and other filings it makes with the Securities and Exchange Commission (the “SEC”).

Voting Agreements

Concurrently with the execution of the Merger Agreement, and as a condition and inducement to Parent’s and Merger Subsidiary’s willingness to enter into the Merger Agreement, each of the directors and executive officers of the Company that beneficially owns shares of Company Common Stock entered into a Voting and Support Agreement (collectively, the “Voting Agreements”) with Parent and the Company, pursuant to which such directors and executive officers have agreed, among other things, and subject to the terms thereof, to vote their shares of Company Common Stock in favor of the adoption of the Merger Agreement.

The Voting Agreements will terminate upon the earliest of (i) such date and time as the Merger Agreement is validly terminated, (ii) the effective time of the Merger, (iii) any amendment of the Merger Agreement that (x) amends the Merger Agreement in a manner adverse in any material respect to the stockholders of the Company, (y) imposes any restriction imposes any restriction on the supporting stockholder’s right to receive the Merger Consideration, the Company RSA Merger Consideration, or the Company PSA Merger Consideration, or (z) effects any reduction in the amount of, or change in the form of, the Merger Consideration, the Company RSA Merger Consideration, or the Company PSA Merger Consideration or that otherwise adversely affects such consideration, (iv) the written agreement of the parties thereto and (v) a Change of Recommendation.

The foregoing description of the Voting Agreements and the transactions contemplated thereby is not complete and is qualified in its entirety by reference to the form of Voting Agreement, a copy of which is filed as Exhibit 10.1 hereto and the terms of which are incorporated herein by reference.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company plans to file a proxy statement with the SEC with respect to a special meeting of stockholders for purposes of obtaining stockholder approval of the proposed transaction. This Current Report on Form 8-K is not a substitute for the proxy statement or any other document that the Company may file with the SEC. The definitive proxy statement (when available) will be sent or given to the stockholders of the Company and will contain important information about the proposed transaction and related matters. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Stockholders and investors will be able to obtain free copies of the proxy statement and other relevant materials (when available) and other documents filed by the Company at the SEC’s website at www.sec.gov. Copies of the proxy statement (when available) and the filings that will be incorporated by reference therein may also be obtained, without charge, by contacting the Company’s Investor Relations at investorrelations@safetyinsurance.com or (877) 951-2522.

Participants in the Solicitation

The Company, Parent and their respective directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the Company’s directors and executive officers is available in (a) the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance,” “Item 11. Executive Compensation,” “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships, Related Transactions, and Director Independence,” which was filed with the SEC on February 27, 2026, and can be found at www.sec.gov; (b) the Company’s definitive proxy statement for its 2026 annual meeting of stockholders, which was filed with the SEC on March 31, 2026, under the headings “Proposal 1: Election of the Company’s Directors,” “Executive Officers,” “Executive Compensation,” “Director Compensation” and “Security Ownership of Certain Beneficial Owners, Directors and Management,” and can be found at www.sec.gov; and (c) subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. To the extent holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth in the Company’s proxy statement for its 2026 annual meeting of stockholders, such changes have been or will be reflected on Forms 3, 4 and 5, filed with the SEC (which can be found at www.sec.gov). Copies of the documents filed with the SEC by the Company will be available free of charge through the website maintained by the SEC and at the Company’s website at https://www.safetyinsurance.com/about/financial.html.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Rule 175 promulgated thereunder, Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. Such statements include statements concerning anticipated future events and expectations that are not historical facts. Any statements about the Company’s plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions or the negative thereof. Such forward-looking statements include but are not limited to statements about the benefits of the proposed transaction, including future financial and operating results, the Company’s plans, objectives, expectations and intentions, the expected timing of completion of the proposed transaction and other statements that are not historical facts. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, including, without limitation: (a) risks related to the consummation of the proposed transaction, including the risks that (i) the proposed transaction may not be consummated within the anticipated time period, or at all, (ii) the parties may fail to obtain the Company stockholder approval of the Merger Agreement, (iii) the parties may fail to secure the termination or expiration of any waiting period applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or obtain other required governmental and regulatory approvals, including, without limitation, from the Massachusetts Commissioner of Insurance, and (iv) other conditions to the consummation of the proposed transaction under the Merger Agreement may not be satisfied; (b) the effects that any termination of the Merger Agreement may have on the Company’s business, including the risk that the Company’s stock price may decline significantly if the proposed transaction is not completed; (c) the effects that the announcement or pendency of the proposed transaction may have on the Company’s businesses, including the risks that as a result (i) the Company’s business, operating results or stock price may suffer, (ii) the Company’s current plans and operations may be disrupted, (iii) the Company’s ability to retain or recruit key employees may be adversely affected, (iv) the Company’s business relationships (including customers, policyholders, agents, service providers, and business partners) may be adversely affected, or (v) the Company’s management’s or employees’ attention may be diverted from other important matters; (d) the effect of limitations that the Merger Agreement places on the Company’s ability to operate its business, return capital to stockholders or engage in alternative transactions; (e) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the proposed transaction and instituted against the Company and others; (f) the risk that the proposed transaction and related transactions may involve unexpected costs, liabilities or delays or that the potential benefits of the proposed transaction may not be realized or will not be realized within the expected time period and that the Company and Parent will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; (g) other economic, business, competitive, legal, regulatory, and/or tax factors; and (h) other factors described in the reports of the Company filed with the SEC, including but not limited to the risks described in the Company’s Annual Report on Form 10-K for its fiscal year ended December 31, 2025, which was filed with the SEC on February 27, 2026, and the Company’s Quarterly Reports on Form 10-Q, and that are otherwise described or updated from time to time in the Company’s other filings with the SEC. All forward-looking statements attributable to the Company, or persons acting on the Company’s behalf, are expressly qualified in their entirety by this cautionary statement. Further, the Company disclaims any obligation to update the information in this Current Report on Form 8-K or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments, except as otherwise required by law. Stockholders are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of July 23, 2026, by and among Safety Insurance Group, Inc., MAPFRE U.S.A. Corp., and Splash Merger Sub, Inc.

10.1	Form of Voting and Support Agreement by and among MAPFRE U.S.A. Corp., Safety Insurance Group, Inc., and certain stockholders of Safety Insurance Group, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules to this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant agrees to supplementally furnish an unredacted copy of this exhibit, including any schedule hereto, to the SEC upon its request; however, the registrant may request confidential treatment of pursuant to Rule 24b-2 of the Exchange Act for any schedules so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Safety Insurance Group, Inc.

Date: July 24, 2026	By:	/s/ CHRISTOPHER T. WHITFORD
	Name:	Christopher T. Whitford
	Title:	V.P., Chief Financial Officer and Secretary